Exhibit 99.35

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”), the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of VNET Group, Inc., a company organized under the laws of the Cayman Islands, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: My 15, 2026

[Signature Page Follows]

Sheng Chen

/s/ Sheng Chen

GenTao Capital Limited

/s/ Sheng Chen
By: Sheng Chen
Title: Authorized Signatory

Fast Horse Technology Limited

/s/ Sheng Chen
By: Sheng Chen
Title: Authorized Signatory

Sunrise Corporate Holding Ltd.

/s/ Sheng Chen
By: Sheng Chen
Title: Authorized Signatory

Personal Group Limited

/s/ Sheng Chen
By: Sheng Chen
Title: Authorized Signatory

Beacon Capital Group Inc.

/s/ Sheng Chen
By: Sheng Chen
Title: Authorized Signatory

Zentribe Capital (BVI) Limited

/s/ Sheng Chen
By: Sheng Chen
Title: Authorized Signatory

Signature Page to the Joint Filing Agreement